EXHIBIT 99
HSBC Finance Corporation
Quarterly Financial Supplement — March 31, 2006

HSBC Finance Corporation

Basis of Reporting

Non-GAAP Financial Measures

      This Quarterly Financial Supplement includes financial information which is presented on a non-GAAP basis as discussed below. Information included in this Quarterly Financial Supplement is intended to supplement and should not be considered a substitute for owned basis reporting. This Quarterly Financial Supplement should be read in conjunction with the owned basis information reported in our Quarterly Report on Form 10-Q.
      See “Reconciliations to GAAP Financial Measures” for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.
      Managed basis reporting We have historically monitored our operations and evaluated trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and remain on our balance sheet. This is because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations and make decisions about allocating resources such as capital on a managed basis.
      When reporting on a managed basis, net interest income, provision for credit losses and fee income related to receivables securitized are reclassified from securitization related revenue in our owned statement of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.
      Debt analysts, rating agencies and fixed income investors have also historically evaluated our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables such investors and other interested parties to better understand the performance and quality of our entire loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned and securitized portfolios. As the level of our securitized receivables falls over time, managed basis and owned basis results will eventually converge.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME — OWNED BASIS
Three Months

				% Change from
	Three Months Ended			Prior

	3/31/06	12/31/05	3/31/05	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$4,087	$3,725	$2,950	9.7%	38.5%
Interest expense:
HSBC affiliates	153	206	151	(25.7)	1.3
Non-affiliates	1,470	1,221	911	20.4	61.4

Net interest income	2,464	2,298	1,888	7.2	30.5
Provision for credit losses	866	1,310	841	(33.9)	3.0

Net interest income after provision for credit losses	1,598	988	1,047	61.7	52.6

Other revenues:
Securitization related revenue	71	31	85	100+	(16.5)
Insurance revenue	230	239	221	(3.8)	4.1
Investment income	34	35	33	(2.9)	3.0
Derivative income (expense)	57	(34)	260	100+	(78.1)
Fee income	392	469	306	(16.4)	28.1
Taxpayer financial services revenue	234	17	243	100+	(3.7)
Gain on receivable sales to HSBC affiliates	85	105	100	(19.0)	(15.0)
Servicing fees from HSBC affiliates	108	106	101	1.9	6.9
Other income	196	175	113	12.0	73.5

Total other revenues	1,407	1,143	1,462	23.1	(3.8)

Costs and expenses:
Salaries and employee benefits	581	536	497	8.4	16.9
Sales incentives	80	108	82	(25.9)	(2.4)
Occupancy and equipment expenses	83	82	87	1.2	(4.6)
Other marketing expenses	173	170	180	1.8	(3.9)
Other servicing and administrative expenses	239	235	258	1.7	(7.4)
Support services from HSBC affiliates	252	237	209	6.3	20.6
Amortization of intangibles	80	65	107	23.1	(25.2)
Policyholders’ benefits	118	109	122	8.3	(3.3)

Total costs and expenses	1,606	1,542	1,542	4.2	4.2

Income before income tax expense	1,399	589	967	100+	44.7
Income tax expense	511	196	341	100+	49.9

Net income	$888	$393	$626	100+ %	41.9%

Securitization Related Revenue

	Three Months Ended

	3/31/06	12/31/05	3/31/05

	(in millions)
Net initial gains(1)	$—	$—	$—
Net replenishment gains(1)	15	19	53
Servicing revenue and excess spread	56	12	32

Total	$71	$31	$85

(1)	Net of our estimate of probable credit losses under the recourse provisions.

HSBC Finance Corporation

RECEIVABLES ANALYSIS
End-of-Period Receivables

				% Change from
				Prior

	3/31/06	12/31/05	3/31/05	Qtr.	Year

	(dollars are in millions)
Owned receivables:
Real estate secured	$89,492	$82,826	$68,486	8.0%	30.7%
Auto finance	11,186	10,704	8,107	4.5	38.0
MasterCard/ Visa	23,449	24,110	15,554	(2.7)	50.8
Private label	2,428	2,520	3,130	(3.7)	(22.4)
Personal non-credit card	20,006	19,545	16,608	2.4	20.5
Commercial and other	206	208	276	(1.0)	(25.4)

Total owned receivables	146,767	139,913	112,161	4.9	30.9

Receivables serviced with limited recourse:
Real estate secured	—	—	73	—	(100.0)
Auto finance	920	1,192	2,175	(22.8)	(57.7)
MasterCard/ Visa	1,528	1,875	6,140	(18.5)	(75.1)
Personal non-credit card	661	1,007	3,098	(34.4)	(78.7)

Total receivables serviced with limited recourse	3,109	4,074	11,486	(23.7)	(72.9)

Managed receivables:(1)
Real estate secured	89,492	82,826	68,559	8.0	30.5
Auto finance	12,106	11,896	10,282	1.8	17.7
MasterCard/ Visa	24,977	25,985	21,694	(3.9)	15.1
Private label	2,428	2,520	3,130	(3.7)	(22.4)
Personal non-credit card(2)	20,667	20,552	19,706	.6	4.9
Commercial and other	206	208	276	(1.0)	(25.4)

Total managed receivables	$149,876	$143,987	$123,647	4.1%	21.2%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information.

(2)	Personal non-credit card receivables are comprised of the following:

	3/31/06	12/31/05	3/31/05

	(in millions)
Domestic personal unsecured	$12,476	$12,190	$10,736
Union Plus personal unsecured	298	333	426
Personal homeowner loans	4,370	4,384	4,390
Foreign unsecured	3,523	3,645	4,154

Total	$20,667	$20,552	$19,706

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

							% Change
	Three Months Ended						from Prior

	3/31/06	(2)	12/31/05	(2)	3/31/05	(2)	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$4,231	11.22%	$3,933	10.88%	$3,391	10.78%	7.6%	24.8%
Interest expense	1,664	4.41	1,502	4.15	1,171	3.72	10.8	42.1

Net interest income	2,567	6.81%	2,431	6.73%	2,220	7.06%	5.6	15.6
Provision for credit losses	874		1,358		871		(35.6)	.3

Net interest income after provision for credit losses	$1,693		$1,073		$1,349		57.8%	25.5%

Other revenues:
Insurance revenue	$230		$239		$221		(3.8)%	4.1%
Investment income	34		35		33		(2.9)	3.0
Fee income	422		510		397		(17.3)	6.3
Securitization related revenue	(54)		(95)		(308)		43.2	82.5
Derivative income (expense)	57		(34)		260		100+	(78.1)
Taxpayer financial services revenue	234		17		243		100+	(3.7)
Gain on receivable sales to HSBC affiliates	85		105		100		(19.0)	(15.0)
Servicing fees from HSBC affiliates	108		106		101		1.9	6.9
Other income	196		175		113		12.0	73.5

Total other revenues	$1,312		$1,058		$1,160		24.0%	13.1%

Average managed receivables
Real estate secured	$86,664		$81,332		$66,562		6.6%	30.2%
Auto finance	12,009		11,771		10,242		2.0	17.3
MasterCard/ Visa	25,476		24,248		21,928		5.1	16.2
Private label	2,504		2,708		3,227		(7.5)	(22.4)
Personal non-credit card	20,725		20,324		19,827		2.0	4.5
Commercial and other	207		217		306		(4.6)	(32.4)
Purchase accounting fair value adjustments	45		83		184		(45.8)	(75.5)

Average managed receivables	$147,630		$140,683		$122,276		4.9%	20.7%
Average noninsurance investments	2,447		3,176		2,927		(23.0)	(16.4)
Other interest-earning assets	694		686		666		1.2	4.2

Average managed interest-earning assets	$150,771		$144,545		$125,869		4.3%	19.8%

Selected Financial Ratios:
Return on average managed assets	2.14%		1.01%		1.73%		100+ %	23.7%
Efficiency ratio	39.56		42.40		43.59		(6.7)	(9.2)
Net interest margin	6.81		6.73		7.06		1.2	(3.5)
Risk adjusted revenue	7.67		6.81		7.39		12.6	3.8

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized

HSBC Finance Corporation

CREDIT QUALITY/ CREDIT LOSS RESERVES — MANAGED BASIS(1)
Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	3/31/06	12/31/05	3/31/05

Real estate secured	2.46%	2.72%	2.64%
Auto finance	1.85	2.76	2.26
MasterCard/ Visa(2)	4.22	3.52	3.97
Private label	5.50	5.43	4.71
Personal non-credit card	8.97	9.54	9.16

Total	3.65%	3.89%	3.93%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	3/31/06	12/31/05	3/31/05

Real estate secured	.75%	.66%	.87%
Auto finance	4.27	4.40	5.82
MasterCard/ Visa	3.92	7.85	6.56
Private label	5.62	5.60	4.18
Personal non-credit card	7.98	7.59	8.54

Total	2.69%	3.31%	3.65%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	.89%	.78%	1.01%

Credit Loss Reserves

	3/31/06	12/31/05	3/31/05

	(in millions)
Reserves for managed receivables at beginning of quarter	$4,736	$4,571	$4,515
Provision for credit losses	874	1,358	871
Charge-offs	(1,125)	(1,297)	(1,224)
Recoveries	135	134	106
Other, net	9	(30)	(26)

Reserves for managed receivables at end of quarter	$4,629	$4,736	$4,242

Reserves as a percent of managed receivables	3.09%	3.29%	3.43%

Nonperforming Assets

	3/31/06	12/31/05	3/31/05

	(in millions)
Nonaccrual managed receivables	$3,628	$3,709	$3,387
Accruing managed receivables 90 or more days delinquent	763	642	579
Renegotiated commercial loans	1	—	1

Total nonperforming managed receivables	4,392	4,351	3,967
Real estate owned	563	510	509

Total nonperforming assets	$4,955	$4,861	$4,476

Managed credit loss reserves as a percent of nonperforming managed receivables	105.4%	108.8%	106.9%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	In December 2005, we completed the acquisition of Metris which included receivables of $5.3 billion. Excluding the receivables from the Metris acquisition from this calculation, our consumer delinquency ratio for our MasterCard/ Visa portfolio was 3.79% and total consumer delinquency was 3.95%.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

	Three Months Ended 3/31/06			Three Months Ended 12/31/05			Three Months Ended 3/31/05

		Serviced with			Serviced with			Serviced with
		Limited			Limited			Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)
Finance and other interest income	$4,087	$144	$4,231	$3,725	$208	$3,933	$2,950	$441	$3,391
Interest expense	1,623	41	1,664	1,427	75	1,502	1,062	109	1,171

Net interest income	2,464	103	2,567	2,298	133	2,431	1,888	332	2,220
Provision for credit losses	866	8	874	1,310	48	1,358	841	30	871

Net interest income after provision for credit losses	$1,598	$95	$1,693	$988	$85	$1,073	$1,047	$302	$1,349
Other revenues:
Securitization related revenue	$71	$(125)	$(54)	$31	$(126)	$(95)	$85	$(393)	$(308)
Insurance revenue	230	—	230	239	—	239	221	—	221
Investment income	34	—	34	35	—	35	33	—	33
Fee income	392	30	422	469	41	510	306	91	397
Derivative income (expense)	57	—	57	(34)	—	(34)	260	—	260
Taxpayer financial services revenue	234	—	234	17	—	17	243	—	243
Gain on receivable sales to HSBC affiliates	85	—	85	105	—	105	100	—	100
Servicing fees from HSBC affiliates	108	—	108	106	—	106	101	—	101
Other income	196	—	196	175	—	175	113	—	113

Total other revenues	$1,407	$(95)	$1,312	$1,143	$(85)	$1,058	$1,462	$(302)	$1,160
Average receivables:
Real estate secured	$86,664	$—	$86,664	$81,332	$—	$81,332	$66,485	$77	$66,562
Auto finance	10,930	1,079	12,009	10,420	1,351	11,771	7,779	2,463	10,242
MasterCard/ Visa	23,865	1,611	25,476	21,143	3,105	24,248	15,079	6,849	21,928
Private label	2,504	—	2,504	2,708	—	2,708	3,227	—	3,227
Personal non-credit card	19,910	815	20,725	19,023	1,301	20,324	16,332	3,495	19,827
Commercial and other	207	—	207	217	—	217	306	—	306
Purchase accounting fair value adjustments	45	—	45	83	—	83	184	—	184

Average receivables	$144,125	$3,505	$147,630	$134,926	$5,757	$140,683	$109,392	$12,884	$122,276
Average noninsurance investments	2,447	—	2,447	3,176	—	3,176	2,927	—	2,927
Other interest-earning assets	694	—	694	686	—	686	666	—	666

Average interest-earning assets	$147,266	$3,505	$150,771	$138,788	$5,757	$144,545	$112,985	$12,884	$125,869
Net interest income as a percentage of average interest-earning assets	6.69%	11.75%	6.81%	6.62%	9.24%	6.73%	6.68%	10.31%	7.06%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization related revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Selected Financial Ratios

	Three Months Ended

	3/31/06	12/31/05	3/31/05

	(dollars are in millions)
Return on Average Common Shareholder’s Equity:
Net income	$888	$393	$626
Dividends on preferred stock	(9)	(21)	(18)

Net income available to common shareholders	$879	$372	$608
Average common shareholder’s equity	$19,379	$17,932	$16,170

Return on average common shareholder’s equity	18.14%	8.30%	15.04%

Return on Average Assets:
Net income	$888	$393	$626
Average assets:
Owned basis	$162,688	$150,644	$131,954
Serviced with limited recourse	3,505	5,757	12,884

Managed basis	$166,193	$156,401	$144,838
Return on average owned assets	2.18%	1.04%	1.90%
Return on average managed assets	2.14	1.01	1.73

Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,488	$1,433	$1,420

Net interest income and other revenues less policyholders’ benefits:
Owned basis	$3,753	$3,332	$3,228
Serviced with limited recourse	8	48	30

Managed basis	$3,761	$3,380	$3,258

Owned basis efficiency ratio	39.65%	43.01%	43.99%
Managed basis efficiency ratio	39.56	42.40	43.59

Managed Basis Risk Adjusted Revenue:
Net interest income	$2,567	$2,431	$2,220
Other revenues, excluding securitization related revenue as well as the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,313	1,193	1,223
Less: Net charge-offs	(990)	(1,163)	(1,118)

Risk adjusted revenue	$2,890	$2,461	$2,325
Average interest-earning assets	$150,771	$144,545	$125,869

Managed basis risk adjusted revenue	7.67%	6.81%	7.39%

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves

	Two-Months-and-Over
	Contractual Delinquency			Quarter-to-Date Charge-offs,
				Net of Recoveries
	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over	Net	Average
	Contractual	Receivables	Contractual	Charge-	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	offs	Receivables	Charge-offs(1)

	(dollars are in millions)
March 31, 2006
Owned:
First mortgage	$1	$19	6.09%	$—	$20	4.52%
Real estate secured	2,200	89,492	2.46	163	86,664	.75
Auto finance	185	11,186	1.65	96	10,930	3.50
MasterCard/ Visa	1,020	23,449	4.35	239	23,865	4.00
Private label	133	2,428	5.50	35	2,504	5.62
Personal non-credit card	1,773	20,006	8.86	395	19,910	7.94

Total	$5,312	$146,580	3.62%	$928	$143,893	2.58%

Serviced with Limited Recourse:
Auto finance	$39	$920	4.24%	$32	$1,079	11.86%
MasterCard/ Visa	34	1,528	2.23	11	1,611	2.73
Personal non-credit card	80	661	12.10	19	815	9.33

Total	$153	$3,109	4.92%	$62	$3,505	7.08%

Managed:
First mortgage	$1	$19	6.09%	$—	$20	4.52%
Real estate secured	2,200	89,492	2.46	163	86,664	.75
Auto finance	224	12,106	1.85	128	12,009	4.27
MasterCard/ Visa	1,054	24,977	4.22	250	25,476	3.92
Private label	133	2,428	5.50	35	2,504	5.62
Personal non-credit card	1,853	20,667	8.97	414	20,725	7.98

Total	$5,465	$149,689	3.65%	$990	$147,398	2.69%

December 31, 2005
Owned:
First mortgage	$2	$21	8.41%	$—	$21	2.80%
Real estate secured	2,257	82,826	2.72	134	81,332	.66
Auto finance	250	10,704	2.34	89	10,420	3.42
MasterCard/ Visa	884	24,110	3.66	422	21,143	7.99
Private label	137	2,520	5.43	38	2,708	5.60
Personal non-credit card	1,836	19,545	9.40	361	19,023	7.59

Total	$5,366	$139,726	3.84%	$1,044	$134,647	3.10%

Serviced with Limited Recourse:
Auto finance	$79	$1,192	6.63%	$40	$1,351	11.84%
MasterCard/ Visa	30	1,875	1.60	54	3,105	6.96
Personal non-credit card	125	1,007	12.41	25	1,301	7.69

Total	$$234	$4,074	5.74%	$119	$5,757	8.27%

Managed:
First mortgage	$2	$21	8.41%	$—	$21	2.80%
Real estate secured	2,257	82,826	2.72	134	81,332	.66
Auto finance	329	11,896	2.76	129	11,771	4.40
MasterCard/ Visa	914	25,985	3.52	476	24,248	7.85
Private label	137	2,520	5.43	38	2,708	5.60
Personal non-credit card	1,961	20,552	9.54	386	20,324	7.59

Total	$5,600	$143,800	3.89%	$1,163	$140,404	3.31%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs,
				Net of Recoveries
	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over	Net	Average
	Contractual	Receivables	Contractual	Charge-	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	offs	Receivables	Charge-offs(1)

	(dollars are in millions)
March 31, 2005 Owned:
First mortgage	$1	$26	5.25%	$—	$26	1.22%
Real estate secured	1,797	68,486	2.62	144	66,485	.87
Auto finance	134	8,107	1.65	74	7,779	3.80
MasterCard/ Visa	716	15,554	4.60	270	15,079	7.17
Private label	148	3,130	4.71	34	3,227	4.18
Personal non-credit card	1,433	16,608	8.63	334	16,332	8.18

Total	$4,229	$111,911	3.78%	$856	$108,928	3.15%

Serviced with Limited Recourse:
Real estate secured	$10	$73	13.70%	$1	$77	5.19%
Auto finance	98	2,175	4.51	75	2,463	12.18
MasterCard/ Visa	146	6,140	2.38	90	6,849	5.26
Personal non-credit card	372	3,098	12.01	89	3,495	10.19

Total	$626	$11,486	5.45%	$255	$12,884	7.92%

Managed:
First mortgage	$1	$26	5.25%	$—	$26	1.22%
Real estate secured	1,807	68,559	2.64	145	66,562	.87
Auto finance	232	10,282	2.26	149	10,242	5.82
MasterCard/ Visa	862	21,694	3.97	360	21,928	6.56
Private label	148	3,130	4.71	34	3,227	4.18
Personal non-credit card	1,805	19,706	9.16	423	19,827	8.54

Total	$4,855	$123,397	3.93%	$1,111	$121,812	3.65%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Real Estate Charge-offs and REO Expense:
Three months ended March 31, 2006
Real estate charge-offs and REO expense	$193	$—	$193
Average real estate secured receivables	86,664	—	86,664

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	.89%	—	.89%

Three months ended December 31, 2005
Real estate charge-offs and REO expense	$158	$—	$158
Average real estate secured receivables	81,332	—	81,332

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	.78%	—	.78%

Three months ended March 31, 2005
Real estate charge-offs and REO expense	$168	$1	$169
Average real estate secured receivables	66,485	77	66,562

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.01%	—	1.01%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Credit Loss Reserves:
Three months ended March 31, 2006
Reserves for receivables at beginning of quarter	$4,521	$215	$4,736
Provision for credit losses	866	8	874
Charge-offs, net of recoveries	(928)	(62)	(990)
Other, net	9	—	9

Reserves for receivables at end of quarter	$4,468	$161	$4,629
Receivables	$146,767	$3,109	$149,876
Credit loss reserves as a percent of receivables	3.04%	5.18%	3.09%

Three months ended December 31, 2005
Reserves for receivables at beginning of quarter	$4,220	$351	$4,571
Provision for credit losses	1,310	48	1,358
Charge-offs, net of recoveries	(1,044)	(119)	(1,163)
Other, net	35	(65)	(30)

Reserves for receivables at end of quarter	$4,521	$215	$4,736
Receivables	$139,913	$4,074	$143,987
Credit loss reserves as a percent of receivables	3.23%	5.28%	3.29%

Three months ended March 31, 2005
Reserves for receivables at beginning of quarter	$3,625	$890	$4,515
Provision for credit losses	841	30	871
Charge-offs, net of recoveries	(863)	(255)	(1,118)
Other, net	(22)	(4)	(26)

Reserves for receivables at end of quarter	$3,581	$661	$4,242
Receivables	$112,161	$11,486	$123,647
Credit loss reserves as a percent of receivables	3.19%	5.75%	3.43%

Nonperforming Assets:
March 31, 2006
Nonaccrual receivables	$3,525	$103	$3,628
Accruing receivables 90 or more days delinquent	740	23	763
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	4,266	126	4,392
Real estate owned	563	—	563

Total nonperforming assets	$4,829	$126	$4,955
Credit loss reserves as a percent of nonperforming receivables	104.7%	—	105.4%

December 31, 2005
Nonaccrual receivables	$3,533	$176	$3,709
Accruing receivables 90 or more days delinquent	621	21	642
Renegotiated commercial loans	—	—	—

Total nonperforming receivables	4,154	197	4,351
Real estate owned	510	—	510

Total nonperforming assets	$4,664	$197	$4,861
Credit loss reserves as a percent of nonperforming receivables	108.8%	—	108.8%

March 31, 2005
Nonaccrual receivables	$2,956	$431	$3,387
Accruing receivables 90 or more days delinquent	499	80	579
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	3,456	511	3,967
Real estate owned	509	—	509

Total nonperforming assets	$3,965	$511	$4,476
Credit loss reserves as a percent of nonperforming receivables	103.6%	—	106.9%